Trustmark
Banking and Financial Solutions

Annual Meeting of Shareholders

Jackson, Mississippi
April 29, 2014



Memphis
Jackson
Mobile
Destin
Houston

Building a Premier Regional Financial Services Organization

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of the European financial crisis on the U.S. economy and the markets we serve, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Corporation Profile



Photo courtesy of "Jackson, Photographs by Ken Murphy" © 2014

At December 31, 2013

Total Assets	$11.8 billion
Total Loans (HFI & Acquired)	$6.6 billion
Total Deposits	$9.9 billion
Market Cap	$1.8 billion
Banking Centers	208
NASDAQ	TRMK



Memphis
Jackson
Mobile
Destin
Houston

Financial Results	2011	2012	2013
Net Income ($millions)	$106.8	$117.3	$117.1
EPS – Diluted	$1.66	$1.81	$1.75
Dividends per Share	$0.92	$0.92	$0.92
ROATCE	12.25%	12.55%	13.09%
ROAA	1.11%	1.20%	1.02%

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Advice that works.

Trustmark
Banking and Financial Solutions

Key Investment Considerations

✓ **Consistent financial performance and dividends**

- 23.9% Total Shareholder Return in 2013
- 52.9% Total Shareholder Return from 2009-2013

✓ **Meaningful growth opportunities**

- Loan growth: Houston, Memphis, Mobile and Montgomery
- Effective cross-sell into Alabama markets

✓ **Effective credit risk management**

- Nonaccrual loans HFI declined 20.8% to $65.2 million in 2013
- Net recovery position in 2013

✓ **Attractive, low cost deposit base**

- 55% of deposits in checking accounts at year end 2013
- Total cost of deposits of 21 bps in 2013

✓ **Diverse revenue base**

- 78% of revenue from banking business across five states in 2013
- 22% of revenue from mortgage, wealth management and insurance services in 2013

✓ **Proven acquisition strategy**

- Successfully completed and integrated BancTrust; $2 billion in assets
- Completed 11 transactions since 2000

Source: company reports and SNL Financial

Consistent Financial Performance

Net Income Available to Common Shareholders

($ in millions)



$73.0
$100.6
$106.8
$117.3
$117.1
2009
2010
2011
2012
2013

Diluted EPS and Dividends



Diluted EPS
Dividends
$1.26
$0.92
$1.57
$0.92
$1.66
$0.92
$1.81
$0.92
$1.75
$0.92
2009
2010
2011
2012
2013

2013 operating results [(1)]:

Operating Income	$125.3 million
EPS	$1.87
ROATCE	13.97%
ROA	1.09%

[(1)]Excluding non-routine merger costs and litigation expense of $8.3 million (net of tax)

Return on Average Tangible Common Equity



10.80%
12.31%
12.25%
12.55%
13.09%
2009
2010
2011
2012
2013

Source: company reports

Trustmark
Banking and Financial Solutions

Superior Profitability – Driven by strong Net Interest Margin and Efficiency Ratio

ROAA 2013


1.05%
1.02%
0.95%
0.86%
0.79%
0.72%
0.61%
0.50%
0.17%
CFR
TRMK
RF
HBHC
STI
BXS
SNV
IBKC
FHN

Average ROAA 2009 - 2013


1.14%
1.08%
0.92%
0.77%
0.49%
0.31%
0.11%
0.00%
-0.62%
CFR
TRMK
IBKC
HBHC
BXS
STI
RF
FHN
SNV

Net Interest Margin (FTE) 2013


4.20%
4.01%
3.43%
3.41%
3.39%
3.27%
3.24%
3.20%
2.96%
HBHC
TRMK
BXS
IBKC
CFR
SNV
STI
RF
FHN

Average Net Interest Margin (FTE) 2009 - 2013


4.20%
4.12%
3.79%
3.63%
3.35%
3.31%
3.30%
3.11%
2.99%
TRMK
HBHC
CFR
BXS
IBKC
STI
SNV
FHN
RF

Efficiency Ratio 2013


60.44%
64.10%
64.32%
65.64%
66.09%
67.05%
74.28%
82.00%
93.95%
CFR
SNV
HBHC
TRMK
RF
STI
BXS
IBKC
FHN

Average Efficiency Ratio 2009 - 2013


59.60%
59.80%
60.94%
63.08%
63.74%
68.23%
68.86%
72.91%
82.60%
CFR
TRMK
RF
SNV
HBHC
STI
BXS
IBKC
FHN

Source: SNL Financial

Trustmark Banking and Financial Solutions

Financial Results – 1st Quarter 2014

At March 31, 2014:	
Total Assets	$12.1 billion
Total Loans (HFI & Acquired)	$6.7 billion
Total Deposits	$10.1 billion
Market Cap	$1.7 billion
Banking Centers	209

Reported:	3-31-14 YTD
Net Income	$29.0 million
EPS – Diluted	$0.43
Dividends per Share	$0.23
ROATE	12.93%
ROAA	0.99%
Tangible Equity to Tangible Assets	8.31%
Total Risk-Based Capital Ratio	14.34%


Trustmark

Loans – Held for Investment (HFI)

($ in millions)



$6,320
$6,060
$5,857
$5,593
$5,799
$5,924
6,500
6,000
5,500
5,000
4,500
4,000
3,500
3,000
2009
2010
2011
2012
2013
1Q-2014
Construction, Land Development and Other Land Loans
Dealer Services
1-4 Family Residential
All Other Loans

- ✓ Loans increased $125 million, or 8.8% annualized, in Q1-14
- ✓ Loans increased $160 million from 2009-2012 excluding intentional reduction of $887 million

Construction & Development	$ 361
Indirect Auto	373
1-4 Family	153
Intentional Reduction	$ 887

Source: company reports

HFI Loans at March 31, 2014 - $5,924

($ in millions)

By Type



Construction, land development and other land loans $593
10%
Consumer loans $160
3%
Other real estate secured $193
3%
Secured by 1-4 family residential properties $1,534
26%
Secured by nonfarm, nonresidential properties $1,462
25%
Commercial and industrial loans $1,207
20%
Other loans $775
13%

By Region



Tennessee (2) $490
8%
Texas $890
15%
Alabama $175
3%
Florida $319
5%
Mississippi(1) $4,049
68%

(1) Mississippi includes Central and Southern Mississippi Regions
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

Loans – Acquired

($ in millions)



$81
$134
$804
$746
2011
2012
2013
1Q-2014

- ✓ Anticipate $150 million in runoff during remainder of 2014
- ✓ Expected yield on acquired loans in remainder of 2014 to be approximately 6.25% to 6.50%, excluding recoveries

Source: company reports

Acquired Loans at March 31, 2014 - $746



By Type
Construction, land development and other land loans $91
12%
Consumer loans $15
2%
Other real estate secured $37
5%
Secured by 1-4 family residential properties $161
22%
Other loans $24
3%
18%
Commercial and industrial loans $135
38%
Secured by nonfarm, nonresidential properties $282



By Region
Florida $120
16%
Mississippi $33
4%
80%
Alabama $594

Trustmark
Banking and Financial Solutions

Effective Credit Risk Management

($ in millions)

Nonaccrual Loans


$141
$143
$110
$82
$65
$64
2009
2010
2011
2012
2013
1Q-2014

Provision for Loan Losses/Average Loans


1.14%
0.79%
0.49%
0.11%
2009
2010
2011
2012
2013
1Q-2014
-0.23%
-0.05%

Continued improvement in credit quality

In 2013:

- Classified loans decreased $33 million, or 13%
- Criticized loans decreased $71 million, or 22%

Q1-14 compared to Q4-13:

- Classified loans decreased $7.0 million, or 3.2%
- Criticized loans decreased $7.1 million, or 2.8%

Net Charge-offs/Average Loans


1.01%
0.95%
0.56%
0.30%
2009
2010
2011
2012
2013
1Q-2014
-0.02%
-0.13%

Source: company reports

Note: All Trustmark ratios represented herein exclude acquired loans and covered other real estate.

Attractive, Low-Cost Deposit Base

Deposit Mix



$7,188
$7,045
$7,566
$7,897
$9,860
$10,122
2009
2010
2011
2012
2013
1Q-2014
Interest Bearning
Noninterest bearing

Cost of Deposits



1.13%
1.39%
0.68%
0.92%
0.48%
0.50%
0.31%
0.34%
0.21%
0.24%
0.18% (1)
2009
2010
2011
2012
2013
1Q-2014
TRMK
Peer Median

Regional Competitors Median includes the following companies: 1) BXS, 2) CFR, 3) FHN, 4) HBHC, 5) IBKC, 6) RF, 7) STI and 8) SNV

(1) Peer information not available
Source: company reports & SNL Financial

Total Deposits at March 31, 2014 - $10,122

($ in millions)

By Type



Time Deposits $2,180
22%
Non-Int Bearing DDA $2,879
28%
Savings $653
6%
15%
29%
MMDA $1,500
Interest checking $2,910

By Region



Tennessee-Memphis MSA (2) $710
7%
Texas $476
5%
Alabama $1,408
14%
Florida $603
6%
68%
Mississippi (1) $6,924

(1) Mississippi includes all Mississippi Regions, except DeSoto County
(2) Tennessee includes the Memphis MSA, which includes DeSoto County

Trustmark
Banking and Financial Solutions

Lines of Business

Retail Banking

- ✓ New ATM fleet with deposit automation; same day credit for deposit made by 9 pm; deposit volume increased 800%
- ✓ Perform Referral Program – 80 thousand referrals…27 thousand new accounts…$40 million in loans, $125 million in deposits in 2013
- ✓ Deposit market share – Top 3 market share in 66% of markets, Top 5 in 75% of markets
- ✓ Market Optimization…acquired 51 offices, consolidated 14, opened 3 in 2013

Mortgage Banking

- ✓ Full service operation including production, secondary marketing, and servicing
- ✓ $1.5 billion in production 2013; $230.3 million in Q1-2014
- ✓ $5.5 billion mortgage loans serviced for others

Corporate & Real Estate Banking

- ✓ Full suite of credit and depository services, including Treasury Management and Municipal Finance
- ✓ Focused on providing line of business expertise across all markets

Insurance Services

- ✓ Business insurance offerings include services and specialized products for medical professionals, construction, manufacturing, hospitality, real estate and group life and health plans
- ✓ Individual customers are also provided life and health insurance, and personal line policies

Wealth Management

- ✓ Provide full complement of wealth management, trust, investment and custodial services for corporate and individual customers
- ✓ Successfully transitioned from manufacturing to distribution of investment products
- ✓ Assets under management and administration of $11.1 billion and brokerage assets of $1.5 billion at March 31, 2014

Capital Management



8.67%
9.74%
11.63%
12.61%
14.58%
9.11%
10.14%
12.87%
13.77%
15.77%
9.66%
10.43%
13.90%
14.81%
16.67%
10.28%
10.97%
14.63%
15.53%
17.22%
8.26%
9.06%
12.21%
12.97%
14.18%
8.31%
9.14%
12.37%
13.11%
14.34%
2009
2010
2011
2012
2013
1Q-2014
Tangible common equity/tangible assets
Tier 1 leverage ratio
Tier 1 common risk-based capital ratio
Tier 1 risk-based capital ratio
Total risk-based capital ratio

- ✓ Capital base reflects consistent profitability through the cycle
- ✓ Capital Utilization:
  - Support organic growth
  - Acquisitions to create additional growth opportunities
  - Cash dividends

Source: company reports

Trustmark
Banking and Financial Solutions

Strategic Priorities to Enhance Shareholder Value

✓ Profitable revenue generation

- Create and expand customer relationships
- Loan growth – corporate and real estate
- Noninterest income – deposit services, wealth management, insurance
- Business Development and Cross-selling

✓ Process improvement and expense management

- Utilize technology to refine business processes, enhance efficiency and productivity
- Performance Measurement
- Market Optimization
- Business Process Improvement

✓ Credit Quality

- Resolution of problem assets

✓ Effective risk management

- Ensure regulatory compliance
- Create value-added proposition…manage businesses more effectively

✓ Mergers and acquisitions

- In-market consolidation
- Expand to additional attractive markets
- Patience and discipline

Times Square, New York

Monday, April 28, 2014 at 9:55 AM EST – 8:55 AM CST



TRUSTMARK CORPORATION
125 YEARS OF DEDICATION,
COMMITMENT, SUPPORT,
GROWTH AND STABILITY.
Trustmark
NASDAQ
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Trustmark
Banking and Financial Solutions